UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2005

VITACUBE SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50875	84-1575085
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

480 South Holly Street
Denver, CO 80246
(Address of principal executive offices, including zip code)

(303) 316-8577
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events

On May 20, 2005 the Registrant issued a press release announcing that it had entered into a strategic alliance agreement with UTEK Corporation, a copy of which has been filed herewith.

Item 9.01                     Financial Statements and Exhibits

(c)	Exhibits

	10.1	Strategic Alliance Agreement with UTEK Corporation
	10.2	Strategic Alliance Agreement with UTEK Corporation – Exhibit A
	99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: May 23, 2005	VITACUBE SYSTEMS HOLDINGS, INC.

	By:	/s/ Earnest Mathis, Jr.
Earnest Mathis, Jr.
Chief Executive Officer